Premises And Equipment	12 Months Ended
Mar. 31, 2012
Premises And Equipment [Abstract]
Premises And Equipment

NOTE 6 - PREMISES AND EQUIPMENT

	March 31,
	2012	2011
	(In Thousands)
Land and land improvements	$3,561	$3,530
Buildings and improvements	7,004	7,014
Furnishings and equipment	2,883	2,752
Leasehold improvements	588	581

	14,036	13,877
Accumulated depreciation and amortization	(5,961)	(5,602)

	$8,075	$8,275

During the year ended March 31, 2011, $1.16 million of land and land improvements were reclassified to land held for sale and during the years ended March 31, 2012 and 2011, $156,000 and $397,000 in write downs to fair value were recorded. At March 31, 2012, the balance of $604,000 is included in other assets.

During the year ended March 31, 2011, the Company recognized a net gain of $329,000 on the sale of premises and equipment, as the Bank sold its Botany branch facility in August 2010 and recognized a $339,000 gain on the sale of land, building and improvements, net of a $10,000 loss recognized on the disposal of net furnishings and equipment. A $2,000 loss was also recognized on the disposal of other net furnishings and equipment during the year.

Rental expenses related to the occupancy of leased premises, including property taxes and common area maintenance totaled approximately $429,000, $430,000 and $189,000 for the years ended March 31, 2012, 2011 and 2010, respectively. The Bank leases five building spaces. Some operating leases contain renewal options and provisions requiring the Bank to pay property taxes and operating expenses over base amounts. The minimum obligation under all non-cancellable lease agreements, which expire through May 31, 2020, for each of the years ended March 31 is as follows:

Amount
(In Thousands)
2013	$353
2014	331
2015	261
2016	139
2017	106
2018 & After	319

$1,509